EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GPS Funds I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of GPS Funds I for the period ended September 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GPS Funds I for the stated period.

/s/ Carrie E. Hansen Carrie E. Hansen Principal Executive Officer/President GPS Funds I	/s/ Patrick R. Young Patrick R. Young Vice President/Treasurer GPS Funds I

Dated: 11/29/2023	Dated: 11/29/2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds I for purposes of Section 18 of the Securities Exchange Act of 1934.

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